Amendment No. 93 (NE)
SOW: √ No
_Yes

CONTRACTOR SERVICES AGREEMENT

FOR

NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM

ADMINISTRATIVE AMENDMENTS - KEY PERSONNEL

Amendment No. 93 (NE)
SOW: √ **No**
_ **Yes**

1. PARTIES

This Amendment (this **"Amendment"**) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreements for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the Amendment Effective Date (each such agreement referred to individually as the **"Master Agreement"** and collectively as the **"Master Agreements"**), by and between NeuStar, Inc., a Delaware corporation (**"Contractor"**), and the North American Portability Management LLC, a Delaware limited liability company (the **"Customer"**), as the successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC (the **"Subscribing Customer"**).

2. EFFECTIVENESS AND DEFINED TERMS

This Amendment shall be effective as of the last date of execution below (the **"Amendment Effective Date"**), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the **"Subscribing Customers"**).

- Mid-Atlantic Carrier Acquisition Company, LLC
- LNP, LLC (Midwest)
- Northeast Carrier Acquisition Company, LLC
- Southeast Number Portability Administration Company, LLC
- Southwest Region Portability Company, LLC
- West Coast Portability Services, LLC
- Western Region Telephone Number Portability, LLC

The number in the upper left-hand corner refers to this Statement of Work. Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreements.

3. CONSIDERATION RECITAL

In consideration of the terms and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Customer agree as set forth in this Amendment.

4. ADMINISTRATIVE AMENDMENTS

4.1 Notices

The notices provision of Section 27.6 of the Master Agreement is hereby amended to provide that all notices or other communications required or permitted to be given under the Master Agreement shall be in writing (unless otherwise specifically provided herein) and delivered or addressed as follows:

If to Customer:	Both then-current Co-Chairpersons of Customer at the address provided to Contractor, which, as of the 1st day of October, 2013, are:
	Tim Decker 600 Hidden Ridge c/o Verizon MC: HQE02D37 Irving, TX 75038 Tel: 972.718.0303 Fax: 972.718.7860 timothy.decker@verizon.com timdecker@sbcglobal.net
	Tim Kagele c/o Comcast 5800 South Quebec Street Greenwood, Village, CO 80111 Tel: 720.267.1178 Fax: 720.267.1027 Tim_Kagele@cable.comcast.com
with a copy to:	Dan Sciullo c/o BerenbaumWeinshienk PC 370 Seventeenth Street, Suite 4800 Denver, CO 80202-5626
If to Contractor:	William Reidway, Jr. Vice President, Product Management NeuStar, Inc. 21575 Ridgetop Circle Sterling, VA 20166 Tel: 571.434.3485 William.Reidway@neustar.biz
with a copy to:	General Counsel NeuStar, Inc. 21575 Ridgetop Circle Sterling, VA 20166
with a copy to:	Contracts Department NeuStar, Inc. 21575 Ridgetop Circle Sterling, VA 20166

4.2 Exhibit I

Exhibit I of the Master Agreement is hereby deleted and replaced in its entirety with the copy attached hereto.

5. IMPACTS ON MASTER AGREEMENT

The following portions of the Master Agreement are impacted by this Amendment:

Amendment No. 93 (NE)
SOW: √ No
_Yes

√	Master Agreement
None	Exhibit B - Functional Requirements Specification
None	Exhibit C - Interoperable Interface Specification
None	Exhibit E - Pricing Schedules
None	Exhibit F - Project Plan and Test Schedule
None	Exhibit G - Service Level Requirements
None	Exhibit H - Reporting and Monitoring Requirements
√	Exhibit I – Key Personnel
√	Exhibit J - User Agreement Form
None	Exhibit K - External Design
None	Exhibit L - Infrastructure/Hardware
None	Exhibit M - Software Escrow Agreement
None	Exhibit N - System Performance Plan for NPAC/SMS Services
None	Exhibit O - Intermodal Ported TN Identification Service Agreement
None	Exhibit P - LEAP Service Agreement
None	Disaster Recovery
None	Back Up Plans
None	Gateway Evaluation Process (Article 32 of Master Agreement)

6. MISCELLANEOUS

(a) Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the Amendment Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the Amendment Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this Amendment. From and after the Amendment Effective Date, Amendment shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this Amendment nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.

(b) If any provision of this Amendment is held invalid or unenforceable, then the remaining provision of this Amendment shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement, this Amendment is required to be rescinded or declared ineffective or void in whole or in part, whether temporarily, permanently or ab initio (an **"Ineffectiveness Determination"**), immediately upon such Ineffectiveness Determination and without any requirement on any party to appeal, protest or otherwise seek clarification of such Ineffectiveness Determination, this Amendment shall be rescinded and of no further force or effect retroactively to the Amendment Effective Date.

Consequently, the Master Agreement in effect immediately prior to the Amendment Effective Date shall continue in full force and effect in accordance with its terms, unchanged or modified in any way by this Amendment. In the event of an Ineffectiveness Determination, any amounts that would have otherwise been due and payable under the terms and conditions of the Master Agreement and this Amendment (the **"Unpaid Charges"**) will in no event be charged or allocated to Users or End Users, including by way of inclusion in any cost or overhead computations related to Services under the Master Agreements, any Statements of Work or otherwise, without an explicit rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement directing the responsibility and liability for payment of those Unpaid Charges by Users or End Users.

(c) This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

(d) If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Amendment, as modified from time to time.

(e) This Amendment is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form.

(f) This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supercedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.

[THIS SPACE INTENTIONALLY LEFT BLANK]

Amendment No. 93 (NE)
SOW: √ **No**
_**Yes**

IN WITNESS WHEREOF, the undersigned have executed this Statement of Work:

CONTRACTOR: NeuStar, Inc.

By: ______________________
Its: Bradley D. Smith, Controller
Date: 11·19·13

CUSTOMER: North American Portability Management LLC, as successor in interest to and on behalf of LNP, LLC (Midwest)

By: ______________________
Its: NAPM LLC CO-CHAIR
Date: 12/2/2013

By: ______________________
Its: NAPM LLC Co-CHAIR
Date: 12/4/13

Amendment No. 93 (NE)
SOW: √ **No**
_ **Yes**

EXHIBIT I
KEY PERSONNEL

This Exhibit I sets forth the Project Executives and Project Managers, as required under Section 11 of the Contractor Services Agreement for NPAC/SMS.

1. PROJECT EXECUTIVES. The following are identified as the Project Executives:

- **NeuStar Inc.** - Contractor's Project Executive

Name:	Gary Sacra
Company:	NeuStar, Inc.
Address:	21575 Ridgetop Circle Sterling VA 20166
Telephone:	703.889.6916
Fax:	410.256.1319
E-mail:	Gary.Sacra@neustar.biz

- **North American Portability Management LLC** - Customer's Project Executive(s)

Name:	Deborah Tucker
Company:	c/o Verizon Wireless
Address:	300 River Rock Blvd. Murfreesboro, TN 37128
Telephone:	615.372.2256
Fax:	615.372. 2470
E-mail:	deborah.tucker@verizonwireless.com

Name:	Ron Steen
Company:	c/o AT&T
Address:	1876 Data Drive Room: N110A Birmingham, AL 35244
Telephone:	205.988. 6615
Fax:	205. 988. 2975
E-mail:	ron.steen@att.com

Name:	Paula Campagnoli
Company:	c/o T-Mobile
Address:	1137 Lavender Drive Brentwood, CA 94513
Telephone:	925.325.3325
Fax:	925.634.8097
E-mail:	paula.jordan@t-mobile.com

Amendment No. 93 (NE)
SOW: √ No
_Yes

2. PROJECT MANAGERS: As the initial implementation of the NPAC/SMS has been completed, Project Managers are no longer identified in this Exhibit I, but may be set forth by the parties in a Statement of Work or elsewhere, in accordance with Section 11.2 of the Contractor Services Agreement.

THE PROJECT EXECUTIVES SET FORTH ABOVE ARE SUBJECT TO CHANGE FROM TIME TO TIME AS SET FORTH IN SECTION 11.1 OF THE CONTRACTOR SERVICES AGREEMENT FOR NPAC/SMS. THE PROJECT EXECUTIVES AT THE TIME OF EXECUTION OF AN NPAC/SMS USER AGREEMENT SHALL BE AS IDENTIFIED IN ATTACHMENT D OF THAT NPAC/SMS USER AGREEMENT.